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                                                                     EXHIBIT 4.2


                ORGANIZED UNDER THE LAWS OF THE STATE OF TEXAS


NUMBER                                                                    SHARES



                                EEX CORPORATION
                SERIES B 8% CUMULATIVE PERPETUAL PREFERRED STOCK
 The Corporation is Authorized to Issue 3,000,000 Shares Series B 8% Cumulative
                    Perpetual Preferred Stock--No Par Value


     This Certifies that _______________ is the owner of ______________ fully paid and non-assessable Shares of the Series B 8% Cumulative Perpetual Preferred Stock of EEX CORPORATION transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated ____________________

___________________________________        __________________________________
     Treasurer                                  President
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM  - as tenants in common
     TEN ENT  - as tenants by the entireties
     JT TEN   - as joint tenants with right of survivorship
                and not as tenants in common
     UNIF GIFT MIN ACT  -. . . . . Custodian . . . . . (Minor)
      under Uniform Gifts to Minors Act . . . . . . . (State)

For value received, the undersigned hereby sells, assigns and transfers unto

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                          IDENTIFYING NUMBER OF ASSIGNEE

____________________________________       __________________________________
PLEASE PRINT OR TYPEWRITE NAME
AND ADDRESS OF ADDRESSEE

______________________________________________________________________

_______________________________________________________________ Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints ____________________________________ Attorney to transfer the said
Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________

     In the presence of                   ___________________________________

__________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.